                                                                  EXHIBIT 23(a)


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 1997, in Pre-Effective Amendment No. 2 to the Registration Statement (Form S-4 No. 333-20417) and related Prospectus of Park National Corporation for the registration of 2,345,000 shares of its common stock.


                                                        /s/ Ernst & Young LLP

Columbus, Ohio
March 4, 1997